Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and its different investment objective and portfolio managers.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Regarding Matthew Sauer’s prior work experience at Oak Value Capital Management referred to on page 4—the Oak Value Fund was a Morningstar Analyst Pick at various times from December 1, 2001 to May 31, 2006. To be named a Morningstar Analyst Pick, funds must meet the following criteria: they employ Consistent, Thoughtful Strategies; they have Experienced, Successful Management; they have Low Expenses; and they are Good Fiduciaries. Additionally, no fund with a Stewardship Grade below a C can make the list. Analyst Picks are entirely separate from the Morningstar Rating for a fund, which is quantitatively driven. The Oak Value Fund was included in the “Money 100” from 1998-2002. Money magazine conducts the following analysis in identifying the Money 100. First, the universe of 6,000 funds is narrowed by eliminating those that require a minimum initial investment of more than $25,000, have been open less than a year or have less than $75 million in assets. Second, the remaining funds are broken down into five categories: core, made up of large-cap and balanced offerings; secondary, including mid-cap and small-cap portfolios; specialty, mainly sector funds; international; and bond funds. Third, each fund is compared with funds sharing similar objectives and risk profiles, and against an appropriate index. In general, Money looks for funds that have delivered above-average performance through a variety of market conditions, but the criteria vary somewhat, depending on the type of fund. With conservative funds, capital preservation is key. With moderate and aggressive funds, which invest in more volatile stocks, more weight is given to long-term performance, mainly three- and five-year returns. Lastly, good performance is not the only factor considered, character of the fund company and its business practices and the manager’s investment strategy are also considered.

Investors should consider carefully the investment objectives, risks, management fees, charges and expenses before investing. For a current prospectus which contains this and other information, call 800-292-7435 or visit our web site at arielmutualfunds.com. Please read it carefully before investing or sending money. ©August 2006, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

The Patient Investor	2

Company Spotlights	5

Statistical Summaries	8

Ariel Fund	12

Ariel Appreciation Fund	16

Ariel Focus Fund	20

Notes to Schedules of Investments	23

Board of Trustees	24

Turtle Talk with our Investment Specialists

I read your recent Ariel/Schwab Black Investor Survey and was surprised by the savings gap between Black and White Americans, particularly for retirement. As a young African American woman, I want to be well prepared. I already contribute to a 401(k) plan, but I’m concerned I am not saving enough. Any suggestions?

-Anne R., Virginia

Courtnay: You are on the right track. Contributing to your employer’s 401(k) is a great way to save for retirement because you benefit from pre-tax contributions, tax-deferred growth on earnings and, oftentimes, a matching contribution from your employer. In addition, you may want to consider contributing to an Individual Retirement Account (IRA). Many people are not aware you can have both—it is not an either/or choice. In 2006, you can contribute up to a maximum of $15,000 to a 401(k) and $4,000 to an IRA.* If you are not able to save the full amount—it is still important to start small and build up.

Personally, I am a big fan of automatic investment programs which allow you to designate a specific amount to be withdrawn automatically from a paycheck or bank account and directed to an investment account. You can start with small increments, as low as $50 a month at Ariel and increase your amount at any time (like when you get a raise). Most importantly, contributing to an automatic plan makes it easy to stick to your savings goals.

If you want to learn more about an Ariel IRA or our Automatic Investment Program, please contact us at email@arielmutualfunds.com or call 800-292-7435, option 4.

*                    Contributions to an IRA may not be deductible for federal income tax purposes if you participate in a 401(k) or other employer-sponsored retirement plan. You should consult your financial or tax advisor before making any investment.

JUNE 30, 2006	SLOW AND STEADY WINS THE RACE

“During the second quarter ended June 30, 2006, the stock market was pure roller coaster.”

Dear Fellow Shareholder: During the second quarter ended June 30, 2006, the stock market was pure roller coaster. Although April was relatively calm with the market continuing on the upward trajectory that began more than three years ago, most of May was in free fall on growing inflationary fears. And just when we thought a long overdue correction was at hand and our misunderstood and ignored, high-quality issues were beginning to do what they do best—insulate against downside risk—a rapid ascent started all over again in late June after Fed Chair Ben Bernanke signaled a wait-and-see approach to further rate hikes. In an instant, risk was back in vogue and our conservative holdings were left behind at the quarter’s close. After this bear market head fake, we now find ourselves in the second longest bull market in stock market history—three years, eight months and counting.

All of this erratic behavior calls for a more nuanced performance discussion. For the three months ending June 30, 2006, the value conscious Ariel Fund fell -6.21%. During this same period, the Russell 2500 Value Index lost -2.53% and the Russell 2500 Index dropped -4.34%. On an absolute basis, Ariel Appreciation Fund’s mid-cap names fared a bit better with a -3.03% decline. That compares to a -0.56% second quarter loss for the Russell Midcap Value Index and a -2.58% drop for the Russell Midcap Index. Meanwhile, Ariel Focus Fund lost -2.37% versus +0.59% for the Russell 1000 Value Index and -1.44% for the S&P 500 Index. At a glance, these results would suggest our risk averse approach did not offer the down market protection our investors have come to expect. And yet, a closer look at the three distinct performance periods that occurred during this one quarter tells a different tale for the Ariel and Ariel Appreciation Funds. (Our newly born Ariel Focus Fund proved an exception which can happen in a non-diversified fund where a 20 stock portfolio is more heavily influenced by each name.) Accordingly, the chart below illustrates our results versus the benchmarks during the wild market swings that occurred over the following periods: the beginning of the quarter through the May 5th peak for the S&P 500 Index; the S&P 500’s May 5th peak to its June 13th low; and its subsequent rise from its June 13th low through quarter end.

One Wild Ride

	Up-Market	Down-Market	Up-Market	2Q06
	03/31/06-	05/05/06-	06/13/06-	03/31/06-
	05/05/06	06/13/06	06/30/06	06/30/06
Ariel Fund	+1.0%	-8.2%	+1.2%	-6.2%
Russell 2500 Value Index	+2.3	-9.9	+5.7	-2.5
Russell 2500 Index	+2.2	-12.2	+6.5	-4.3
Ariel Appreciation Fund	+1.5%	-6.5%	+2.2%	-3.0%
Russell Midcap Value Index	+2.5	-7.5	+4.8	-0.6
Russell Midcap Index	+2.4	-9.8	+5.5	-2.6
Ariel Focus Fund	+2.9%	-7.7%	+2.8%	-2.4%
Russell 1000 Value Index	+3.9	-7.3	+4.4	+0.6
S&P 500 Index	+2.5	-7.5	+3.9	-1.4

ARIELMUTUALFUNDS.COM

Given our unique approach, we know on a quarter-by-quarter or year-by-year basis, our results can differ dramatically from our benchmarks. But over the long-term—which includes recent travails—the merits of our conservative and disciplined approach are clear as evidenced by our standings which speak for themselves. Since its November 1986 inception, Ariel Fund ranks 17 out of 300 general equity funds(1) (as of June 30, 2006) tracked by Lipper, Inc. Similarly, within the same category, Ariel Appreciation ranks 77 out of 426 funds since its December 1989 inception. That’s the 6th percentile for Ariel Fund and the 18th percentile for Ariel Appreciation—a record any manager would be proud to have.

When Life Hands You Lemons...

A group of us from Ariel recently attended Morningstar’s June conference which is held annually in our Chicago hometown. We have come to look forward to this annual investor gathering loaded with best-in-class fund managers along with seasoned financial advisors. Even the members of the broader public who attend come with an insatiable curiosity and offer insightful feedback. While there were many lessons to be learned from the great investors who spoke throughout the conference, we were most struck by Morningstar’s choice for closing keynote speaker—Bill Nygren, portfolio manager of the Oakmark Fund and its concentrated sibling, Oakmark Select. Bill is a world-class value manager with an exemplary long-term record—and yet, like us and other conservative Warren Buffett disciples, he has underperformed his benchmark of late during this raging bull run. In his comments, Bill thoughtfully acknowledged Morningstar for selecting him to keynote during a difficult performance period when he has been experiencing redemptions. He also urged investors to maintain patience during the inevitable tough periods that come and go by pointing out, “If [a] fund’s 10-year figures are still strong, then the current slump may just be a bump in the road.” His unique combination of candor, confidence and humility reconfirmed our basic belief that Morningstar has done the best job of looking beyond the short-term by considering the totality of a manager’s record as well as the consistency of his or her investment discipline during periods when their style is out of favor.

“The unavoidable dips that
happen along the way are often
the best buying opportunities.”

Needless to say, Morningstar’s patient view is largely absent on Wall Street where the latest hot-dots get all the attention and a what-have-you-done-for-me-lately mentality rules the day. Of course, buying high and selling low is a flawed investment strategy but the data shows many investors leave at precisely the wrong time because, as the great economist, John Kenneth Galbraith once said, “ ....it is far, far safer to be wrong with the majority than to be right alone.” In the end, few hold on and even fewer have the courage to actually buy when a manager is down and out.

Of course, as managers who consciously look for the woe-begotten issues, this manner of investing comes second nature to us. We are clearly biased in our love for the unloved. We hold this view knowing there are several reasons why a good company can find itself in Wall Street’s dog house: its industry might fall under a cloud; the company might make a mistake; or simply just

(1)             Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. The rankings quoted reflect the since inception rankings of Ariel Fund and Ariel Appreciation Fund within the General Equity Universe. As of June 30, 2006, Lipper rated Ariel Fund’s performance in the general equity universe over the one-, five- and ten-year periods in the 98th percentile (6644 out of 6790 funds); 12th percentile (493 out of 4250 funds); and 6th percentile (90 out of 1539 funds), respectively. As of June 30, 2006, Lipper rated Ariel Appreciation Fund’s performance in the general equity universe over the one-, five- and ten-year periods in the 97th percentile (6538 out of 6790 funds); 24th percentile (979 out of 4250 funds); and 8th percentile (120 out of 1539 funds), respectively.

QUARTERLY REPORT   JUNE 30, 2006

be having a run of bad luck. Regardless of the reason, there is one thing we know for sure—if a company offers a useful product or service and is managed by thoughtful, hardworking people, things usually work out. The same is true of money managers. Nothing goes straight up forever. The unavoidable dips that happen along the way are often the best buying opportunities. There are the times, as a Barron’s headline noted there is, “Good News in Bad News.” But unfortunately for most, as Fortune recently commented, “When we’re cabined in the present, we suffer from a certain poverty of imagination. We massively underestimate human ingenuity and resilience.”

“...we are confident in the
long-term profit potential of
America’s most beloved brands.”

A Look Ahead

Like the August issue of Kiplinger’s that just hit newsstands, we also have felt this, “...market has more demons to exorcise” and has not finished correcting. Now, the exorcism may actually be at hand. As we write, the Middle East conflict appears to be escalating throughout the region and the markets are being tormented by the aftershocks. This new uncertainty comes at a time when corporate earnings face strong headwinds with tougher year-over-year comparisons, rising rates, soaring commodity prices, and American consumers crippled by $3 gas and tapped out home equity lines. Nonetheless, we are confident in our portfolios’ ability to weather the chop. Our stocks have sturdy balance sheets with low debt loads and strong brands with pricing power. As we typically purchase companies trading at 40% discounts to their intrinsic value, our conservative holdings—unlike risky cyclical issues—do not depend on perfect economic conditions and frenzied earnings growth to succeed. Moreover, by concentrating on a longer horizon, our patient approach allows us to take advantage of great buying opportunities that frequently arise from Wall Street’s excessive focus on the short-term.

One last note, between our company, our employees and our board members, we have over $40 million of our own money invested in the Ariel Mutual Funds. We earn the same returns and share the same ups and downs which mean our interests are right where they should be—squarely aligned with yours. As always, we appreciate the opportunity to serve you and welcome any comments or questions you might have. You can contact us at directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

800-292-7435

Company Spotlight	[Ariel Fund]

Invacare Corporation (NYSE: IVC)
1 Invacare Way

Elyria, OH 44036

800-333-6900

www.invacare.com

Invacare was founded in 1979 when Mal Mixon, Chairman and Chief Executive, bought the company from Johnson & Johnson. Today, Invacare is a worldwide leader in the $8 billion home medical products market. The Ohio-based company manufactures and distributes an extensive product line-up ranging from rehabilitation products including wheelchairs, home care beds and bath safety products; to respiratory products such as concentrators and portable oxygen systems; to a variety of medical supplies designed to treat health concerns including diabetes, incontinence and skin and wound care.

Global Strength

Invacare’s comprehensive product portfolio is one of its most important competitive advantages. In fact, Invacare has introduced over 200 new products in the past five years and is the only global provider to offer its customers—typically home care providers, nursing facilities and medical equipment providers—one-stop-shopping for in-home care. Beyond a strong product line, which helps build important top-line growth, the company is aggressively cutting costs through headcount reduction, freight distribution, materials sourcing and plant optimization. As a result of these measures, we project savings will reach $25 million in 2006. Lastly, Invacare’s balance sheet affords the company important financial flexibility, especially valuable in a changing reimbursement environment which has severely handicapped many of the company’s competitors.

Recent Challenges

Lately, two primary issues have dragged down Invacare’s results. First, Medicare/Medicaid reimbursement continues to be an industry-wide problem, especially in an era of sky-rocketing health care costs. More specifically, uncertainty regarding new reimbursement guidelines related to power wheelchairs and respiratory products has caused Invacare’s earnings and sales projections to slip. In our view, Mixon and his management team are industry veterans with invaluable experience handling changing regulatory environments. As such, we have every reason to believe they will successfully address the issues posed by today’s new policies. A second pressure on Invacare is the boom in lower-quality, low-cost Asian imports. To address this competitive threat, Invacare has ramped up operations abroad—specifically in Invacare’s two China facilities.

Well-Positioned for the Future

We believe Invacare’s disciplined management team, depth of products, financial strength and geographic diversity will help it weather current challenges. Additionally, the demographics of an aging population—combined with more attractive pricing of home care versus institutional care—work to Invacare’s advantage over the long-term. As of June 30, 2006, Invacare shares traded at $24.88, a compelling 45% discount to our private market value estimate of $45.

Company Spotlight	[Ariel Appreciation Fund]

CBS Corporation (NYSE: CBS)
51 West 52nd Street

New York, NY 10019-6188

212-975-4321

www.cbscorporation.com

One of our newest portfolio holdings, CBS Corporation, was formed in 2005 when media mammoth, Viacom, split into two separate, publicly-traded entities—Viacom and CBS Corporation. Today, CBS operates in three primary segments—television, radio and advertising.

Stellar Portfolio of Properties

The television segment of CBS creates and distributes television content and owns multiple properties including the CBS Network; CBS Paramount Television; King World and Showtime. Each of these businesses has established a complimentary online presence—important channels for reaching viewers beyond television. Equally as notable, CBS holds the top spot across three major categories: the #1 primetime drama, CSI: Crime Scene Investigation; the #1 daytime drama, The Young and The Restless; and the #1 rated news magazine, 60 Minutes. Beyond TV, its radio segment has 179 stations ranging from news, country, classic rock, FM talk to urban formats. Although the general radio industry has suffered from a weak advertising environment, management is taking appropriate steps to re-energize CBS Radio to more effectively compete with satellite programming. Lastly, the advertising arm, CBS Outdoor, sells space in billboards, transit shelters, buses, rail systems and stadiums. Outdoor advertising has been a growing part of total industry marketing dollars and with the advent of digital billboards, CBS plans to tap new growth in this arena as well.

Legacy of Innovation

While naysayers criticize CBS for assuming a collection of slow-growing, mature brands, we believe it is a formidable media competitor with best-in-class assets and a history of innovation. For example, CBS is the company that introduced instant replay; was the first network to broadcast the Olympics; and brought us hits like The Mary Tyler Moore Show and Everybody Loves Raymond. This past January, CBS partnered with Warner Bros. Entertainment to form The CW, a fifth network scheduled to launch this fall. The company also signed Katie Couric to host the CBS Evening News, marking the first time a broadcast network has hired a solo female anchor. Furthermore, CBS is branching into streaming and high definition radio offerings as well as digital billboards—new frontiers for advertising.

Classic Ariel Holding

While Wall Street frets over the pace of growth and the competitive threat from other technologies, we remain focused on the strong fundamentals of an indisputable franchise. CBS is led by disciplined and forward-thinking industry veterans, like President and CEO Les Moonves, who over the course of his career, has helped mastermind television hits including Dallas and Survivor. Under his energetic leadership and the support of a creative management team, we expect CBS to remain a media pioneer. As of June 30, 2006, CBS traded at $27.05, a 32% discount to our $40 estimate of intrinsic worth.

Company Spotlight	[Ariel Focus Fund]

Morgan Stanley (NYSE: MS)
1585 Broadway

New York, NY 10036

212-761-4000

www.morganstanley.com

Established in 1935, Morgan Stanley has grown to become one of the world’s premier diversified financial services companies and a market leader in three key areas—Global Securities, serving individual, institutional and investment banking clients; Global Asset Management which includes the Morgan Stanley and Van Kampen funds; and Global Credit Card Services, which runs the highly popular Discover Card, held by 40% of U.S. households.

First-Class Global Franchise

The company’s expansive franchise is a significant competitive advantage. In fact, the organization has a foothold in virtually every major financial market worldwide—including New York, London, Hong Kong and Tokyo—and services clients through 600 offices and an employee base of over 50,000 people speaking 90 languages. With over 70 years of experience, Morgan Stanley boasts a long track record in arranging sophisticated financing for institutional and government clients. As they describe it, the company has built its global footprint “one client at a time.” In 1997, the company merged with Dean Witter, an industry leader in stock brokerage, asset management and credit cards. Like Morgan Stanley, Dean Witter built a well-respected franchise based on quality and innovation. More specifically, Dean Witter was the first to use electronic data processing, revolutionizing the financial services industry. Additionally, the company was the first securities firm to open offices in every U.S. state.

Revitalized Business

Last June, after significant internal pressure and a sliding stock price, CEO Philip Purcell stepped aside and the board appointed John Mack as Chief Executive. Mack is a past Morgan Stanley President and COO (1997 to 2001) and incidentally, the architect of competitor Credit Suisse’s recovery. He diagnosed cultural and operational issues affecting performance and enacted a firmwide campaign to revitalize the company. In less than a year, Morgan Stanley has made important strides—achieving record net revenues in Institutional Securities and Discover; the highest equity sales, trading and underwriting revenues in six years; strong net revenues in its Global Wealth Management Group; and the acquisition of Goldfish, a large UK credit card firm, adding over 800,000 accounts to Morgan Stanley’s existing base.

Poised for a Turnaround

We have long admired Morgan Stanley and are particularly impressed with John Mack’s sense of urgency and ability to make the hard decisions necessary for a successful turnaround. Concerns over leadership’s transition along with isolated compliance and regulatory concerns—which we view as missteps rather than malfeasance—created a wonderful buying opportunity. As of June 30, 2006, the company traded at $63.21, an 18% discount to our private market value estimate of $78.

Ariel Fund Statistical Summary (ARGFX)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	7/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Invacare Corp.	IVC	21.03	19.78	43.82	2.33	1.67	2.09	9.0	12.6	10.1	647
Radio One, Inc.	ROIAK	7.18	6.70	14.59	0.40	0.48	0.37	18.0	15.0	19.4	709
Valassis Communications, Inc.	VCI	20.53	18.15	40.80	1.89	1.99	1.68	10.9	10.3	12.2	978
ACCO Brands Corp.	ABD	19.63	18.92	28.58	2.15	1.32	1.09	9.1	14.9	18.0	1,042
Lee Enterprises, Inc.	LEE	24.83	24.42	44.32	1.92	2.11	2.53	12.9	11.8	9.8	1,136
American Greetings Corp.	AM	22.53	20.32	28.02	1.44	1.55	1.16	15.6	14.5	19.4	1,288
Chittenden Corp.	CHZ	28.22	24.47	30.30	1.61	1.77	1.84	17.5	15.9	15.3	1,319
Andrew Corp.	ANDW	8.45	7.08	14.25	0.43	0.45	0.52	19.7	18.8	16.3	1,349
DeVry Inc.	DV	21.10	17.40	27.75	0.82	0.48	0.81	25.7	44.0	26.0	1,491
BearingPoint, Inc.	BE	8.00	6.54	9.59	(0.20)	0.17	0.28	NM	47.1	28.6	1,612
Brady Corp.	BRC	33.76	26.98	42.79	1.10	1.85	2.25	30.8	18.2	15.0	1,654
Bio-Rad Laboratories, Inc.	BIO	65.89	50.25	75.00	3.01	3.18	3.40	21.9	20.7	19.4	1,733
Assured Guaranty Ltd.	AGO	25.50	21.33	27.45	1.86	2.61	2.12	13.7	9.8	12.0	1,882
Herman Miller, Inc.	MLHR	28.41	25.77	32.97	0.58	1.25	1.60	49.0	22.7	17.8	1,886
Harte-Hanks, Inc.	HHS	24.39	22.35	31.00	1.11	1.34	1.44	22.0	18.2	16.9	1,976
McClatchy Co.	MNI	42.39	38.80	67.44	3.37	3.44	2.97	12.6	12.3	14.3	1,985
Anixter International Inc.	AXE	55.13	34.45	55.62	1.69	2.43	3.42	32.6	22.7	16.1	2,144
Steelcase Inc.	SCS	14.69	13.44	19.29	(0.11)	0.40	0.77	NM	36.7	19.1	2,208
IDEX Corp.	IEX	43.45	39.00	53.48	1.68	2.09	2.42	25.9	20.8	18.0	2,308
Hewitt Associates, Inc.	HEW	22.47	20.60	30.23	1.33	1.29	1.33	16.9	17.4	16.9	2,488
J.M. Smucker Co.	SJM	44.63	37.15	49.41	2.40	2.55	2.87	18.6	17.5	15.6	2,542
Jones Lang LaSalle Inc.	JLL	81.70	44.31	91.91	2.29	3.11	4.97	35.7	26.3	16.4	2,591
Sky Financial Group, Inc.	SKYF	24.53	23.09	29.87	1.77	1.69	1.91	13.9	14.5	12.8	2,667
Career Education Corp.	CECO	28.46	27.92	42.59	1.76	2.34	2.25	16.2	12.2	12.6	2,777
Investors Financial Services Corp.	IFIN	44.82	30.64	50.98	2.09	2.19	2.31	21.4	20.5	19.4	2,862
ServiceMaster Co.	SVM	10.29	9.66	14.28	0.59	0.64	0.67	17.4	16.1	15.4	2,991
City National Corp.	CYN	66.71	60.02	78.25	4.04	4.60	4.62	16.5	14.5	14.4	3,210
Hasbro, Inc.	HAS	18.70	17.00	22.10	1.08	1.19	1.15	17.3	15.7	16.3	3,258
Markel Corp.	MKL	340.65	307.41	361.99	15.95	12.57	25.80	21.4	27.1	13.2	3,291
HCC Insurance Holdings, Inc.	HCC	30.49	25.11	34.92	1.58	1.76	2.69	19.3	17.3	11.3	3,390
Janus Capital Group Inc.	JNS	16.19	13.87	24.20	0.64	0.52	0.73	25.3	31.1	22.2	3,426
Interpublic Group of Cos., Inc.	IPG	8.19	7.79	12.63	(1.43)	(0.69)	(0.20)	(5.7)	(11.9)	NM	3,573

(Unaudited)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	7/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Energizer Holdings, Inc.	ENR	63.63	46.12	65.44	3.18	3.97	4.02	20.0	16.0	15.8	3,932
A.G. Edwards, Inc.	AGE	53.96	38.41	55.63	1.97	2.70	3.47	27.4	20.0	15.6	4,123
McCormick & Co., Inc.	MKC	35.06	28.95	35.51	1.53	1.63	1.68	22.9	21.5	20.9	4,622
Mohawk Industries, Inc.	MHK	69.02	62.80	90.88	5.46	5.30	7.03	12.6	13.0	9.8	4,670
Black & Decker Corp.	BDK	70.51	68.94	94.90	5.40	6.69	7.30	13.1	10.5	9.7	5,341
IMS Health Inc.	RX	27.44	22.73	28.60	1.19	1.37	1.42	23.1	20.0	19.3	5,480
TD Banknorth Inc.	BNK	29.00	26.00	31.40	2.32	2.48	2.35	12.5	11.7	12.3	6,611
H&R Block, Inc.	HRB	22.75	19.80	29.02	1.69	1.78	2.04	13.5	12.8	11.2	7,474
Tribune Co.	TRB	29.71	27.09	39.56	1.72	1.67	2.07	17.3	17.8	14.4	9,002

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of July 31, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and July 31, 2006 stock price. NM=Not Meaningful.

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	7/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Harte-Hanks, Inc.	HHS	24.39	22.35	31.00	1.11	1.34	1.44	22.0	18.2	16.9	1,976
McClatchy Co.	MNI	42.39	38.80	67.44	3.37	3.44	2.97	12.6	12.3	14.3	1,985
Career Education Corp.	CECO	28.46	27.92	42.59	1.76	2.34	2.25	16.2	12.2	12.6	2,777
ServiceMaster Co.	SVM	10.29	9.66	14.28	0.59	0.64	0.67	17.4	16.1	15.4	2,991
City National Corp.	CYN	66.71	60.02	78.25	4.04	4.60	4.62	16.5	14.5	14.4	3,210
Janus Capital Group Inc.	JNS	16.19	13.87	24.20	0.64	0.52	0.73	25.3	31.1	22.2	3,426
Interpublic Group of Cos., Inc.	IPG	8.19	7.79	12.63	(1.43)	(0.69)	(0.20)	(5.7)	(11.9)	NM	3,573
Equifax Inc.	EFX	32.28	30.15	39.42	1.61	1.79	1.98	20.0	18.0	16.3	4,109
Dun & Bradstreet Corp.	DNB	66.72	61.72	78.85	2.98	3.47	3.90	22.4	19.2	17.1	4,417
Mohawk Industries, Inc.	MHK	69.02	62.80	90.88	5.46	5.62	7.03	12.6	12.3	9.8	4,670
Popular, Inc.	BPOP	17.99	16.97	27.74	1.79	1.95	1.50	10.1	9.2	12.0	5,007
Black & Decker Corp.	BDK	70.51	68.94	94.90	5.38	6.90	7.30	13.1	10.2	9.7	5,341
IMS Health Inc.	RX	27.44	22.73	28.60	1.19	1.37	1.42	23.1	20.0	19.3	5,480
ARAMARK Corp.	RMK	32.10	24.35	34.95	1.39	1.55	2.01	23.1	20.7	16.0	5,759
TD Banknorth Inc.	BNK	29.00	26.00	31.40	2.32	2.48	2.35	12.5	11.7	12.3	6,611
Mattel, Inc.	MAT	18.04	14.52	18.86	1.21	1.20	1.22	14.9	15.0	14.8	7,027
H&R Block, Inc.	HRB	22.75	19.80	29.02	1.95	1.71	2.04	11.7	13.3	11.2	7,474
MBIA Inc.	MBI	58.81	54.15	64.00	5.25	5.55	5.84	11.2	10.6	10.1	7,923
Ambac Financial Group, Inc.	ABK	83.11	65.98	86.50	6.31	6.47	7.29	13.2	12.8	11.4	8,785
Tribune Co.	TRB	29.71	27.09	39.56	2.24	2.08	2.07	13.3	14.3	14.4	9,002
Clorox Co.	CLX	59.94	52.50	65.61	2.55	3.01	3.18	23.5	19.9	18.8	9,043
Pitney Bowes Inc.	PBI	41.32	40.18	45.13	2.54	2.70	2.83	16.3	15.3	14.6	9,172
Fisher Scientific International Inc.	FSH	74.11	53.50	82.05	2.85	3.58	4.11	26.0	20.7	18.0	9,189
T. Rowe Price Group, Inc.	TROW	41.31	30.11	43.62	2.51	3.15	1.81	16.5	13.1	22.8	10,950
YUM! Brands, Inc.	YUM	45.00	44.55	54.16	2.36	2.63	2.85	19.1	17.1	15.8	12,240
Gannett Co., Inc.	GCI	52.12	51.65	75.00	4.92	4.99	5.00	10.6	10.4	10.4	12,409
Northern Trust Corp.	NTRS	57.11	47.60	60.44	2.33	2.64	3.09	24.5	21.6	18.5	12,445
Johnson Controls, Inc.	JCI	76.76	56.50	90.00	4.24	4.52	5.49	18.1	17.0	14.0	14,965
Cendant Corp.	CD	15.01	14.28	21.90	1.78	1.30	1.15	8.4	11.5	13.1	15,014
Omnicom Group Inc.	OMC	88.51	75.75	96.64	3.89	4.36	5.02	22.8	20.3	17.6	15,100
Accenture Ltd	ACN	29.26	24.16	33.05	1.23	1.50	1.67	23.8	19.5	17.5	16,872
CBS Corp.	CBS	27.43	22.08	27.64	1.62	1.59	1.76	16.9	17.3	15.6	20,957
Franklin Resources, Inc.	BEN	91.45	77.62	104.25	3.01	4.44	5.20	30.4	20.6	17.6	23,717
Baxter International Inc.	BAX	42.00	35.12	42.09	1.70	1.92	2.13	24.7	21.9	19.7	27,598
Carnival Corp.	CCL	38.96	36.40	56.14	2.25	2.75	2.59	17.3	14.2	15.0	31,207

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of July 31, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and July 31, 2006 stock price. NM=Not Meaningful.

Ariel Focus Fund Statistical Summary (ARFFX)	(Unaudited)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	7/31/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Hewitt Associates, Inc.	HEW	22.47	20.60	30.23	1.33	1.29	1.33	16.9	17.4	16.9	2,488
Black & Decker Corp.	BDK	70.51	68.94	94.90	5.38	6.90	7.30	13.1	10.2	9.7	5,341
IMS Health Inc.	RX	27.44	22.73	28.60	1.19	1.37	1.42	23.1	20.0	19.3	5,480
H&R Block, Inc.	HRB	22.75	19.80	29.02	1.88	1.71	2.04	12.1	13.3	11.2	7,474
Gannett Co., Inc.	GCI	52.12	51.65	75.00	4.92	4.99	5.00	10.6	10.4	10.4	12,409
Gap Inc.	GPS	17.35	15.90	22.19	1.26	1.24	1.22	13.8	14.0	14.2	14,551
Cendant Corp.	CD	15.01	14.28	21.90	1.78	1.30	1.15	8.4	11.5	13.1	15,014
Omnicom Group Inc.	OMC	88.51	75.75	96.64	3.89	4.36	5.02	22.8	20.3	17.6	15,100
Accenture Ltd	ACN	29.26	24.16	33.05	1.23	1.50	1.67	23.8	19.5	17.5	16,872
Carnival Corp.	CCL	38.96	36.40	56.14	2.25	2.75	2.59	17.3	14.2	15.0	31,207
Dell Inc.	DELL	21.68	18.95	41.02	1.21	1.29	1.17	17.9	16.8	18.5	49,430
Tyco International Ltd.	TYC	26.09	24.65	31.28	1.65	1.83	1.88	15.8	14.3	13.9	53,489
Morgan Stanley	MS	66.50	50.18	66.66	4.06	4.74	6.14	16.4	14.0	10.8	71,274
Home Depot, Inc.	HD	34.71	32.85	43.95	2.20	2.58	3.04	15.8	13.5	11.4	73,620
International Business Machines Corp.	IBM	77.41	72.73	89.94	4.50	5.34	5.85	17.2	14.5	13.2	117,663
Berkshire Hathaway Inc.	BRKB	3047.00	2612.00	3099.00	158.00	185.00	150.00	19.3	16.5	20.3	141,156
JPMorgan Chase & Co.	JPM	45.62	32.92	46.80	3.01	2.95	3.70	15.2	15.5	12.3	158,329
Toyota Motor Corp.	TM	105.22	74.79	124.00	6.66	6.91	7.51	15.8	15.2	14.0	170,549
Pfizer Inc	PFE	25.99	20.27	26.98	2.12	2.02	1.99	12.3	12.9	13.1	190,439
Citigroup Inc.	C	48.31	42.91	50.72	4.04	3.88	4.37	12.0	12.5	11.1	238,840

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of July 31, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and July 31, 2006 stock price.

Ariel Fund Portfolio Management Discussion	ARGFX

How did Ariel Fund perform against its benchmarks?

For the quarter ended June 30, 2006, the small and mid-sized companies comprising Ariel Fund decreased -6.21%. The Fund’s benchmarks finished down for the quarter as well. The Russell 2500 Value Index declined -2.53% and the Russell 2500 Index posted a -4.34% loss.

What drove Ariel Fund’s performance?

With so many market swings over the quarter, we were disappointed to finish June short of our benchmarks. Specifically, our favored consumer discretionary sector continued to be among one of the market’s weaker areas. When nearly every stock in a category languishes across our three distinct portfolios, it only underscores the times when investment style is the driving factor behind returns as opposed to stock picking. Although this sector continues to be ignored by money chasing the latest “hot-dots,” we are confident in the long-term profit potential of America’s most beloved brands.

On a positive note, performance was enhanced by holdings whose management made key decisions to unlock shareholder value. Notably, Tribune Co. (NYSE: TRB), one of Ariel’s most controversial names and a new addition to Ariel Fund, rose +20.1% (subsequent to our purchase) resulting from its announcement to repurchase 25% of the company’s outstanding stock and intent to sell off non-core assets. ARAMARK Corp.’s (NYSE: RMK) shares rose +11.4% on the Chairman’s plans to take the company private.

Momentum was offset by short-term setbacks of a few holdings. Specifically, Career Education Corp. (NASDAQ: CECO) slid -20.8% on lower earnings driven by an enrollment slowdown, which we believe will reverse as regulatory issues are resolved. Hewitt Associates, Inc. (NYSE: HEW) fell -24.4% on lowered earnings guidance resulting from the high ramp-up costs of new human resources business process outsourcing (HR BPO) contracts. Short-term costs mean Hewitt is winning new business and we like the stream of revenue these multi-year agreements generate. Unfortunately, Hewitt’s CEO announced his retirement without naming a successor, making the investment community more uneasy. We took advantage of what we perceive to be attractive valuations of strong brands and increased our positions in both companies.

What stocks did Ariel Fund buy or sell during the quarter?

Six new positions were added to the portfolio: office products maker, ACCO Brands Corp. (NYSE: ABD); California’s largest independent commercial bank, City National Corp. (NYSE: CYN); tax preparer, H&R Block, Inc. (NYSE: HRB); media conglomerate, Tribune; tool manufacturer, Black & Decker Corp. (NYSE: BDK); and flooring provider, Mohawk Industries, Inc. (NYSE: MHK). Conversely, we exited Matthews International Corp. (NASDAQ: MATW) and Fisher Scientific International Inc. (NYSE: FSH) to pursue more compelling values. We sold our positions in: Omnicare, Inc. (NYSE: OCR) after the stock hit our private market value; Sybron Dental Specialties, Inc. on the good news of its acquisition by Danaher Corp. (NYSE: DHR); and ARAMARK Corp. (NYSE: RMK) on the announcement of management’s plan to take the company private.

What is Ariel Fund’s longer-term track record?

Reflecting on the longer-time horizon, Ariel Fund’s +13.58% ten-year average annual total return is in line with the Russell 2500 Value Index’s gain of +13.88% and surpasses the Russell 2500 Index’s +11.13% ten-year rise. We believe the Fund’s strong long-term performance is driven by our disciplined investment approach; stock selection across industries in which Ariel has experience; and our commitment to investing in quality companies we believe are selling at excellent values.

Ariel Fund Performance Summary	Inception: November 6, 1986

About the Fund

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
		2500	S&P
	Ariel	Value	500
	Fund†	Index	Index

Financial Services	36.7%	34.9%	22.4%

Consumer Discretionary & Services	31.8%	14.6%	12.4%

Producer Durables	10.7%	5.8%	4.5%

Health Care	6.2%	3.9%	12.0%

Materials & Processing	5.8%	10.3%	3.6%

Technology	5.7%	7.9%	12.5%

Consumer Staples	3.1%	3.4%	7.7%

Utilities	0.0%	10.8%	7.4%

Other Energy	0.0%	3.8%	3.9%

Autos & Transportation	0.0%	3.6%	2.6%

Other	0.0%	0.9%	4.8%

Integrated Oils	0.0%	0.1%	6.2%

†              Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.2%
Cash & Other	0.8%

Average Annual Total Returns as of June 30, 2006

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-6.21%	1.40%	0.97%	12.87%	9.94%	13.58%	13.43%
Russell 2500 Value Index	-2.53%	7.67%	12.52%	20.96%	13.40%	13.88%	13.45%
Russell 2500 Index	-4.34%	6.32%	13.53%	19.16%	9.65%	11.13%	12.13%
S&P 500 Index	-1.44%	2.71%	8.63%	11.21%	2.49%	8.31%	11.25%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

Top Ten Equity Holdings

1	Jones Lang LaSalle Inc.	6.0%
	Real estate services and money management firm

2	Markel Corp.	4.4%
	Specialty insurance provider

3	HCC Insurance Holdings, Inc.	4.1%
	Global provider of specialized property and casualty insurance

4	Investors Financial Services Corp.	4.0%
	Provider of asset administration services

5	Career Education Corp.	3.8%
	For-profit education provider

6	Hewitt Associates, Inc.	3.8%
	Human resources outsourcing and consulting firm

7	Janus Capital Group Inc.	3.8%
	Mutual fund manager

8	IDEX Corp.	3.4%
	Industrial product manufacturer

9	Energizer Holdings, Inc.	3.4%
	Consumer battery and razor manufacturer

10	BearingPoint, Inc.	3.2%
	Global management and information technology consulting firm

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.24%	Cost	Market Value

	Consumer Discretionary & Services—31.53%
3,427,375	American Greetings Corp., Class A	$46,527,920	$72,009,149
1,081,700	Black & Decker Corp.	89,680,951	91,360,382
5,647,550	Career Education Corp. * ††	201,954,432	168,805,269
1,249,000	DeVry Inc. *	20,922,832	27,440,530
3,053,200	Harte-Hanks, Inc.	71,147,624	78,284,048
948,575	Hasbro, Inc.	9,103,181	17,178,693
7,496,050	Hewitt Associates, Inc., Class A * ††	192,863,559	168,511,204
14,968,100	Interpublic Group of Cos., Inc. *	180,072,047	124,983,635
3,658,900	Lee Enterprises, Inc.	126,721,405	98,607,355
2,029,800	McClatchy Co., Class A	123,239,033	81,435,576
1,184,100	Mohawk Industries, Inc. *	84,079,695	83,301,435
9,566,100	Radio One, Inc., Class D *	116,513,030	70,789,140
8,754,400	ServiceMaster Co.	103,829,162	90,432,952
4,300,450	Tribune Co.	119,990,500	139,463,593
3,528,850	Valassis Communications, Inc. * ††	104,292,418	83,245,572
		1,590,937,789	1,395,848,533
	Consumer Staples—3.05%
2,418,953	J.M. Smucker Co.	96,648,892	108,127,199
806,700	McCormick & Co., Inc.	11,323,818	27,064,785
		107,972,710	135,191,984
	Financial Services—36.41%
1,982,100	A. G. Edwards, Inc.	69,247,985	109,649,772
5,392,850	Assured Guaranty Ltd. ††	115,014,303	136,816,605
2,440,750	Chittenden Corp. ††	68,006,283	63,093,388
876,800	City National Corp.	63,004,768	57,070,912
3,379,000	H&R Block, Inc.	78,952,238	80,622,940
6,185,900	HCC Insurance Holdings, Inc. ††	126,344,614	182,112,896
3,891,800	Investors Financial Services Corp. ††	137,348,379	174,741,820
9,342,900	Janus Capital Group Inc.	133,931,742	167,237,910
3,008,900	Jones Lang LaSalle Inc. ††	64,325,682	263,429,195
559,325	Markel Corp. * ††	141,324,108	194,085,775
3,451,950	Sky Financial Group, Inc.	96,637,730	81,500,539
3,441,150	TD Banknorth Inc.	103,463,052	101,341,867
		1,197,600,884	1,611,703,619
	Health Care—6.21%
1,085,500	Bio-Rad Laboratories, Inc., Class A*	64,939,669	70,492,370
4,915,575	IMS Health Inc.	114,603,686	131,983,189
2,909,475	Invacare Corp. ††	105,470,409	72,387,738
		285,013,764	274,863,297
	Materials & Processing—5.78%
2,923,310	Brady Corp., Class A	46,030,172	107,694,740
2,531,350	Energizer Holdings, Inc. *	90,128,404	148,261,170
		136,158,576	255,955,910

Number of Shares	COMMON STOCKS—99.24% (cont’d)	Cost	Market Value

	Producer Durables—10.58%
2,962,900	ACCO Brands Corp. * ††	$66,439,508	$64,887,510
7,055,400	Andrew Corp. *	66,885,204	62,510,844
3,478,900	Herman Miller, Inc. ††	74,413,605	89,651,253
3,151,450	IDEX Corp. ††	68,473,088	148,748,440
6,241,175	Steelcase Inc., Class A	79,793,364	102,667,329
		356,004,769	468,465,376
	Technology—5.68%
2,330,850	Anixter International Inc. ††	56,498,350	110,622,141
16,828,050	BearingPoint, Inc. * ††	133,685,901	140,850,779
		190,184,251	251,472,920

	Total Common Stocks	3,863,872,743	4,393,501,639

Principal Amount	REPURCHASE AGREEMENT—0.22%	Cost	Market Value

$9,607,394	State Street Bank and Trust Co., 4.30%, dated 6/30/2006, due 7/3/2006, repurchase price $9,610,837, (collateralized by U.S. Treasury Note, 6.50%, due 10/15/2006)	9,607,394	9,607,394
	Total Investments—99.46%	$3,873,480,137	4,403,109,033
	Other Assets less Liabilities—0.54%		24,062,591
	NET ASSETS—100.00%		$4,427,171,624

*                    Non-income producing.

††               Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

Ariel Appreciation Fund Portfolio Management Discussion	CAAPX

How did Ariel Appreciation Fund perform against its benchmarks?

For the quarter ended June 30, 2006, the mid-sized companies comprising Ariel Appreciation Fund fell -3.03%. The Russell Midcap Value Index dipped by -0.56% while the Russell Midcap Index lost -2.58% over the three-month period.

What drove Ariel Appreciation Fund’s performance?

The second quarter of 2006 was a wild ride for investors as the market vacillated between bullish and bearish sentiments. Stocks advanced in April, dropped during most of May and early June, only to regain momentum during the quarter’s final two weeks. Not surprisingly, our strategy trailed the Russell Midcap Value Index through April’s rise but then made up ground during the market’s decline. However, when the rally regained its footing in the second half of June, risk was rewarded and our stocks were left behind. In the end, we were disappointed to have fallen short for the quarter.

Like our flagship Ariel Fund, Ariel Appreciation benefited from holdings whose management focused on unlocking shareholder value. Notably, Tribune Co. (NYSE: TRB), our most contrarian pick, rose 19.0% on Chairman Dennis FitzSimons’ announcement to repurchase a quarter of Tribune’s outstanding shares and his intent to sell off some non-core assets—decisions we believe make sense. In fact, Tribune has already sold television stations in Atlanta, Georgia and Albany, New York. ARAMARK Corp.’s (NYSE: RMK) shares climbed +12.3% after Chairman Joseph Neubauer submitted a proposal to take the company private at a price of $32 per share.

Disappointingly, these gains were offset over the quarter by short-term setbacks in a few names. Specifically, Career Education Corp. (NASDAQ: CECO) fell -20.8% on lower earnings driven by an enrollment slowdown. We believe enrollments will reverse as regulatory issues are resolved. Janus Capital Group Inc. (NYSE: JNS) fell -22.6%, despite positive earnings. Many on Wall Street expect its higher compensation expenses will erode margins and business profitability. The irony in this story is that Janus’s higher compensation costs resulted from strong investment performance which triggered portfolio managers’ restricted stock options to vest on an accelerated basis. As asset growth is closely correlated to fund performance, these higher costs are actually a good sign for the business. We continue to have faith in the fundamentals of both of these brands. Accordingly, we increased our positions in Career Education and Janus on their stocks’ recent weakness.

What stocks did Ariel Appreciation Fund buy or sell during the quarter?

During the quarter, we added two new companies to the portfolio, CBS Corp. (NYSE: CBS) a leading broadcasting company, and California-based bank, City National Corp. (NYSE: CYN). CBS (featured on page 6) is the broadcasting half of former media giant Viacom and maintains an impressive collection of properties including the #1 primetime show, daytime drama and news magazine. City National has established a trusted franchise and become a leading provider of commercial banking and private wealth management services. Conversely, we exited health care company, Schering-Plough Corp. (NYSE: SGP) to pursue other investment ideas.

What is Ariel Appreciation Fund’s longer-term track record?

Reflecting on the longer-time horizon, Ariel Appreciation Fund’s +13.00% ten-year average annual total return is in line with the Russell Midcap Value Index’s gain of +13.59% and outpaces the Russell Midcap Index’s rise of +12.06% over this same period. We believe the Fund’s solid long-term performance is driven by our disciplined investment approach; stock selection across industries in which Ariel has experience; and our commitment to investing in quality companies we believe are selling at excellent values.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the Fund

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
	Ariel	Midcap	S&P
	Appreciation	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	51.6%	10.9%	12.4%

Financial Services	31.7%	33.7%	22.4%

Health Care	8.7%	2.4%	12.0%

Producer Durables	4.7%	4.7%	4.5%

Consumer Staples	2.0%	6.6%	7.7%

Other	1.3%	1.9%	4.8%

Utilities	0.0%	15.7%	7.4%

Materials & Processing	0.0%	7.7%	3.6%

Technology	0.0%	6.5%	12.5%

Other Energy	0.0%	4.9%	3.9%

Autos & Transportation	0.0%	3.7%	2.6%

Integrated Oils	0.0%	1.3%	6.2%

†      Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.3%
Cash & Other	0.7%

Average Annual Total Returns as of June 30, 2006

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	-3.03%	-1.22%	1.80%	9.97%	7.23%	13.00%	12.16%
Russell Midcap Value Index	-0.56%	7.02%	14.26%	22.10%	13.01%	13.59%	13.67%
Russell Midcap Index	-2.58%	4.84%	13.66%	19.87%	9.92%	12.06%	13.00%
S&P 500 Index	-1.44%	2.71%	8.63%	11.21%	2.49%	8.31%	10.48%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

Top Ten Equity Holdings

1	Accenture Ltd	5.5%
	Global management consulting, technology services and outsourcing firm

2	Tribune Co.	5.3%
	Publishing and broadcasting company

3	Northern Trust Corp.	5.0%
	Personal and institutional trust company

4	Pitney Bowes Inc.	4.6%
	Manufacturer of mailing equipment

5	Carnival Corp.	3.8%
	Worldwide cruise company

6	Career Education Corp.	3.8%
	For-profit education provider

7	Omnicom Group Inc.	3.6%
	Global advertising and marketing services company

8	Franklin Resources, Inc.	3.6%
	Global investment management organization

9	Gannett Co., Inc.	3.5%
	Diversified news and information company

10	Black & Decker Corp.	3.5%
	Manufacturer of power tools and accessories

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.25%	Cost	Market Value

	Consumer Discretionary & Services—51.22%
5,472,500	Accenture Ltd, Class A	$94,654,791	$154,981,200
1,144,640	ARAMARK Corp., Class B	26,763,341	37,899,030
1,158,200	Black & Decker Corp.	50,940,356	97,821,572
3,524,150	Career Education Corp. *	125,862,652	105,336,843
2,524,850	Carnival Corp.	98,171,638	105,387,239
3,418,600	CBS Corp., Class B	85,442,944	92,473,130
4,995,595	Cendant Corp.	66,176,854	81,378,243
1,772,750	Gannett Co., Inc.	102,063,515	99,149,908
1,772,875	Harte-Hanks, Inc.	26,291,077	45,456,515
7,505,300	Interpublic Group of Cos., Inc. *	79,858,565	62,669,255
1,900,900	Mattel, Inc.	30,848,996	31,383,859
1,119,525	McClatchy Co., Class A	58,976,276	44,915,343
1,243,800	Mohawk Industries, Inc. *	93,101,109	87,501,330
1,143,300	Omnicom Group Inc.	78,727,657	101,856,597
4,379,970	ServiceMaster Co.	54,624,220	45,245,090
4,630,950	Tribune Co.	184,487,719	150,181,709
1,903,500	YUM! Brands, Inc.	46,041,732	95,688,945
		1,303,033,442	1,439,325,808
	Consumer Staples—2.02%
931,472	Clorox Co.	35,804,496	56,791,848

	Financial Services—31.44%
772,800	Ambac Financial Group, Inc.	54,474,310	62,674,080
559,200	City National Corp.	40,235,319	36,398,328
726,822	Dun & Bradstreet Corp. *	18,040,486	50,644,957
1,886,400	Equifax Inc.	41,245,414	64,778,976
1,155,000	Franklin Resources, Inc.	44,952,602	100,265,550
3,559,200	H&R Block, Inc.	86,305,248	84,922,512
4,771,200	Janus Capital Group Inc.	62,726,086	85,404,480
1,180,592	MBIA Inc.	44,355,688	69,123,661
2,534,800	Northern Trust Corp.	88,828,787	140,174,440
2,758,435	Popular, Inc.	63,518,125	52,961,952
2,113,100	T. Rowe Price Group, Inc.	38,814,020	79,896,311
1,906,293	TD Banknorth Inc.	58,068,913	56,140,329
		641,564,998	883,385,576
	Health Care—8.68%
2,593,250	Baxter International Inc.	59,286,113	95,327,870
890,977	Fisher Scientific International Inc. *	28,662,350	65,085,870
3,105,060	IMS Health Inc.	49,619,587	83,370,861
		137,568,050	243,784,601
	Other—1.26%
430,000	Johnson Controls, Inc.	24,073,459	35,354,600

June 30, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—99.25% (cont’d)	Cost	Market Value

	Producer Durables—4.63%
3,147,675	Pitney Bowes Inc.	$120,486,283	$129,998,977

	Total Common Stocks	2,262,530,728	2,788,641,410

Principal Amount	REPURCHASE AGREEMENT—0.53%	Cost	Market Value
$14,973,208	State Street Bank and Trust Co., 4.30%, dated 6/30/2006, due 7/3/2006, repurchase price $14,978,573, (collateralized by U.S. Treasury Notes, 4.50%-6.50%, due 10/15/2006-2/28/2011)	14,973,208	14,973,208
	Total Investments—99.78%	$2,277,503,936	2,803,614,618
	Other Assets less Liabilities—0.22%		6,228,102
	NET ASSETS—100.00%		$2,809,842,720

*                    Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

Ariel Focus Fund Portfolio Management Discussion	ARFFX

How did Ariel Focus Fund perform against its benchmarks?

For the quarter ended June 30, 2006, the mid- and large-sized companies comprising Ariel Focus Fund decreased -2.37%. During this same period, the Russell 1000 Value Index eked out a +0.59% gain while the S&P 500 Index declined -1.44%.

What drove Ariel Focus Fund’s performance?

The second quarter of 2006 proved moody as demonstrated by multiple ups and downs. Stocks advanced in April, only to surrender some of those gains in May and early June, and then finished the quarter with a late June rally.

A few strong performers enhanced quarterly results. H&R Block, Inc. (NYSE: HRB) had a +10.8% advance on solid earnings driven by top-line revenue growth. Notably, the company was able to gain market share within its tax preparation business and reverse earlier volume losses. Another positive contributor was Omnicom Group Inc. (NYSE: OMC), which rose +7.3% over the quarter as a result of consistent strong business fundamentals and industry-leading organic growth. More specifically, Omnicom’s combination of top-rated agencies, scale and diverse product offerings positioned it to outpace its competitors in terms of new business wins and expanded customer relationships.

Conversely, the short-term setbacks of a few holdings hurt the Fund’s overall performance. Specifically, Hewitt Associates, Inc.’s (NYSE: HEW) shares slid -24.4% over the quarter when it lowered earnings guidance as a result of ramp-up costs associated with new human resources business process outsourcing (HR BPO) contracts. Additionally, the fact that Hewitt’s CEO announced his retirement without naming a successor further weighed down the stock. While Hewitt’s growing human resources outsourcing business has reduced near-term margins, long-term earnings look bright as multi-year contracts generate consistent earnings after the initial costs are absorbed. Carnival Corp. (NYSE: CCL) also struggled this quarter, falling -11.4%. The company lowered earnings guidance due to a decrease in summer bookings, higher fuel costs and a change in accounting procedures. That said, we continue to have faith in the brand. We believe the bookings decline will reverse as the hurricane season passes. Additionally, demographics work to the company’s advantage. Baby boomers are frequent customers and as this generation nears retirement, we expect Carnival to benefit. Accordingly, we increased our position in Carnival based on the stock’s recent weakness.

What stocks did Ariel Focus Fund buy or sell during the quarter?

During the quarter, we added home improvement retailer Home Depot, Inc. (NYSE: HD). Fears of a real estate slowdown have pressured the stock downward and its valuation became very attractive to us. We also bought computer supplier Dell Inc. (NASDAQ: DELL)—in our view, another great brand selling at a discount. Its stock has slid on slowing growth in the PC market and lowered earnings guidance. Conversely, we exited our position in Tribune Co. (NYSE: TRB) as well as Johnson Controls, Inc. (NYSE: JCI), a company we purchased less than a year ago at a 40% discount to our private market value estimate. The market caught on to Johnson Controls quickly, and as it neared our estimate of intrinsic worth, we exited our position. Both Tribune and Johnson Controls remain investments in other Ariel portfolios.

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

About the Fund

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion at the time of initial purchase. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

Composition of Equity Holdings

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	42.9%	7.4%	12.4%

Financial Services	19.2%	36.5%	22.4%

Other	13.2%	3.7%	4.8%

Health Care	10.0%	6.7%	12.0%

Technology	10.1%	3.7%	12.5%

Autos & Transportation	4.6%	1.6%	2.6%

Utilities	0.0%	12.5%	7.4%

Integrated Oils	0.0%	11.0%	6.2%

Materials & Processing	0.0%	4.6%	3.6%

Consumer Staples	0.0%	6.8%	7.7%

Other Energy	0.0%	3.3%	3.9%

Producer Durables	0.0%	2.1%	4.5%

†                     Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	94.5%
Cash & Other	5.5%

Total Returns as of June 30, 2006

	2nd Quarter	YTD	1 Year	Life of Fund
Ariel Focus Fund	-2.37%	-1.06%	4.58%	4.57%
Russell 1000 Value Index	0.59%	6.56%	12.10%	11.39%
S&P 500 Index	-1.44%	2.71%	8.63%	7.87%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

Top Ten Equity Holdings

1	Accenture Ltd	6.6%
	Global management consulting, technology services and outsourcing firm

2	Berkshire Hathaway, Inc.	6.3%
	Insurance and investment firm

3	International Business Machines Corp.	6.1%
	Worldwide provider of computer products and services

4	Tyco International Ltd.	6.1%
	Manufacturing conglomerate

5	Black & Decker Corp.	5.6%
	Manufacturer of power tools and accessories

6	H&R Block, Inc.	5.4%
	Tax services provider

7	Carnival Corp.	5.2%
	Worldwide cruise company

8	Pfizer Inc	4.8%
	Pharmaceutical company

9	IMS Health Inc.	4.7%
	Provider of health care data

10	Hewitt Associates, Inc.	4.5%
	Human resources outsourcing and consulting firm

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and its different investment objective and portfolio managers.

Ariel Focus Fund Schedule of Investments	June 30, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—94.51%	Cost	Market Value
	Auto & Transportation—4.38%
10,300	Toyota Motor Corp., ADR	$888,304	$1,077,277

	Consumer & Discretionary Services—40.54%
57,100	Accenture Ltd, Class A	1,526,081	1,617,072
16,400	Black & Decker Corp.	1,439,639	1,385,144
30,500	Carnival Corp.	1,478,238	1,273,070
66,700	Cendant Corp.	1,241,297	1,086,543
18,200	Gannett Co., Inc.	1,041,408	1,017,926
54,700	Gap Inc.	963,107	951,780
49,500	Hewitt Associates, Inc., Class A *	1,324,235	1,112,760
24,600	Home Depot, Inc.	975,363	880,434
7,100	Omnicom Group Inc.	570,651	632,539
		10,560,019	9,957,268
	Financial Services—18.15%
21,600	Citigroup Inc.	1,015,046	1,041,984
55,400	H&R Block, Inc.	1,372,272	1,321,844
24,300	JPMorgan Chase & Co.	943,432	1,020,600
17,000	Morgan Stanley	965,754	1,074,570
		4,296,504	4,458,998
	Health Care—9.44%
42,700	IMS Health Inc.	1,038,630	1,146,495
50,000	Pfizer Inc	1,277,788	1,173,500
		2,316,418	2,319,995
	Other—12.47%
512	Berkshire Hathaway Inc., Class B *	1,520,694	1,558,016
54,700	Tyco International Ltd.	1,423,690	1,504,250
		2,944,384	3,062,266
	Technology—9.53%
34,200	Dell Inc. *	822,314	834,822
19,600	International Business Machines Corp.	1,567,098	1,505,672
		2,389,412	2,340,494

	Total Common Stocks	23,395,041	23,216,298

Principal Amount	REPURCHASE AGREEMENT—5.37%	Cost	Market Value
$1,319,097	State Street Bank and Trust Co., 4.30%, dated 6/30/2006, due 7/3/2006, repurchase price $1,319,570, (collateralized by U.S. Treasury Note, 4.50%, due 2/15/2009)	1,319,097	1,319,097
	Total Investments—99.88%	$24,714,138	24,535,395
	Other Assets less Liabilities—0.12%		28,733
	NET ASSETS—100.00%		$24,564,128

*                    Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

Notes to Schedules of Investments	June 30, 2006 (Unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant policies related to investments of the Funds held at June 30, 2006.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price. Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with Affiliated Companies

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2006, with affiliated companies:

					Nine Months Ended
					June 30, 2006
	Share Activity					Dividends	Gain (Loss)
	Balance			Balance	Value at	Credited to	Realized on
Security Name	Sept. 30, 2005	Purchases	Sales	June 30, 2006	June 30, 2006	Income	Sale of Shares
ACCO Brands Corp. *	—	2,962,900	—	2,962,900	$64,887,510	$—	$—
Andrew Corp. **	9,160,600	48,600	2,153,800	7,055,400	62,510,844	—	(8,167,798)
Anixter International Inc.	2,510,450	18,600	198,200	2,330,850	110,622,141	10,041,800	3,013,785
Assured Guaranty Ltd.	5,359,850	33,000	—	5,392,850	136,816,605	537,140	—
BearingPoint, Inc.	14,261,275	2,566,775	—	16,828,050	140,850,779	—	—
Bob Evans Farms, Inc. **	3,536,208	—	3,536,208	—	—	—	8,780,412
Career Education Corp. *	3,437,050	2,210,500	—	5,647,550	168,805,269	—	—
Chittenden Corp. *	1,874,150	566,600	—	2,440,750	63,093,388	1,162,844	—
HCC Insurance Holdings, Inc.	6,158,100	27,800	—	6,185,900	182,112,896	1,544,390	—
Herman Miller, Inc. *	3,463,000	15,900	—	3,478,900	89,651,253	806,420	—
Hewitt Associates, Inc.	6,902,650	593,400	—	7,496,050	168,511,204	—	—
Horace Mann Educators Corp. **	3,918,975	—	3,918,975	—	—	—	1,754,747
IDEX Corp.	3,458,450	—	307,000	3,151,450	148,748,440	1,348,796	4,591,611
Invacare Corp.	2,609,475	300,000	—	2,909,475	72,387,738	101,605	—
Investors Financial Services Corp.	3,891,800	—	—	3,891,800	174,741,820	252,967	—
Jones Lang LaSalle Inc.	3,008,900	—	—	3,008,900	263,429,195	752,225	—
Journal Register Co. **	2,093,200	—	2,093,200	—	—	—	(7,203,440)
Markel Corp.	543,125	16,200	—	559,325	194,085,775	—	—
Valassis Communications, Inc.	3,269,750	259,100	—	3,528,850	83,245,572	—	—
					$2,124,500,429	$16,548,187	$2,769,317

  *              Became an affiliated company during the nine months ended June 30, 2006.

**             No longer an affiliated company as of June 30, 2006.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, Inc. (ADI). Horace Mann and its affiliates distribute Fund shares on terms comparable to other distributors and receive shareholder service fees from Ariel Fund and 12b-1 fees from ADI.

Board of Trustees

* Independent Trustee

The Tortoise
and the Hare

One day a fleet-footed Hare was making fun of a rather plodding Tortoise.
The Hare was surprised when the Tortoise laughed back.
“Speedy you may be,” said the Tortoise,
“But I challenge you to a race and I bet that I win.”

“Oh, for goodness’ sake,” said the Hare,
“It will be no contest at all.
In fact, I will dance rings around you all the way.”

When the time came, both started off together.
The Hare sped off from the start.
In fact, he ran so quickly that he soon left the Tortoise far behind.
He turned circles and flips as he raced ahead,
keen and proud of his speed and nimbleness.
Once the Hare reached the middle of the course,
he was so far ahead, he decided to take a nap.

While the Hare slept, the Tortoise plodded on
and on, straight toward the finish line.
Slowly, steadily, the Tortoise kept focused on his goal.
When the Hare awoke from his nap,
he was surprised that the Tortoise was nowhere in sight.
Racing to the finish line with all his proud speed,
he saw that it was too late.
The Tortoise was waiting there for him, a smile on his face.

  —Aesop

Slow and Steady Wins the Race

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri 64121-9121
800-292-7435
arielmutualfunds.com

TPI 08/06